UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 7, 2017
WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One E. Washington Street, Suite 1400, Phoenix, Arizona  85004
(Address of principal executive offices)               (Zip Code)
(602) 389-3500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 6, 2017, Western Alliance Bancorporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company’s common stock, par value of $0.0001 per share, voted in person or by proxy at the Annual Meeting was 98,178,899, representing 93.12% of the 105,425,943 shares outstanding and entitled to vote at the Annual Meeting. All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.
Proposal 1 Election of Directors
The Company’s stockholders elected fourteen directors to each serve for a one-year term expiring in 2018. The voting results were as follows:

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Bruce Beach	85,035,000	1,296,053	60,017	11,787,829
William S. Boyd	84,100,285	2,228,307	62,478	11,787,829
Howard N. Gould	86,034,781	289,053	67,236	11,787,829
Steven J. Hilton	78,638,901	7,689,325	62,844	11,787,829
Marianne Boyd Johnson	84,560,315	1,768,515	62,240	11,787,829
Robert P. Latta	85,348,557	975,880	66,633	11,787,829
Cary Mack	84,828,157	1,496,783	66,130	11,787,829
Todd Marshall	84,105,144	2,220,431	65,495	11,787,829
James E. Nave, D.V.M.	84,203,436	2,121,534	66,100	11,787,829
Michael Patriarca	86,233,508	91,458	66,104	11,787,829
Robert Gary Sarver	83,793,606	2,008,124	589,340	11,787,829
Donald D. Snyder	83,748,657	2,576,813	65,600	11,787,829
Sung Won Sohn, Ph.D.	86,264,905	62,264	63,901	11,787,829
Kenneth A. Vecchione	84,208,767	2,091,676	90,627	11,787,829
Proposal 2 Advisory (Non-Binding) Vote on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, executive compensation. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
84,962,227	1,312,061	116,782	11,787,829
Proposal 3 Ratification of Auditor
The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
96,168,805	1,963,380	46,714	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons
Dale Gibbons
Executive Vice President and Chief Financial Officer

Date: June 7, 2017